UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 25, 2021 (April 1, 2021)

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by Sunnova Energy International Inc. (the “Company”) for the purpose of amending and supplementing Item 3.02 of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on April 1, 2021 (the “Original Form 8-K”). This amendment is being filed to provide the total number of shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), that were issued to the Member (as defined below) as part of a purchase price adjustment pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated February 17, 2021, by and among the Company, Sunnova Energy Corporation, a Delaware corporation and wholly owned subsidiary of the Company, Moonroad LLC, a Delaware limited liability company and wholly owned subsidiary of Acquiror OpCo, SunStreet Energy Group, LLC, a Delaware limited liability company, and Len X, LLC, a Florida limited liability company and the sole member of SunStreet (“Member”). No other changes have been made to the Original Form 8-K.

Item 3.02. Unregistered Sale of Securities.

The information set forth in Item 3.02 of the Original Form 8-K is hereby supplemented as follows:

On August 25, 2021, the Company issued 27,526 shares of Common Stock (the “Adjustment Shares”) in connection with a purchase price adjustment as described in the Merger Agreement. The issuance of the Adjustment Shares did not involve a public offering and was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: August 25, 2021	By:	/s/ Walter A. Baker
Walter A. Baker
Executive Vice President, General Counsel and Secretary